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                          STREETTRACKS(R) SERIES TRUST

                       SUPPLEMENT DATED DECEMBER 27, 2006
                      TO PROSPECTUS DATED OCTOBER 31, 2006


The following sentence is added to the end of the first paragraph on page 87 and to the end of the carry-over paragraph on page 90 of the Prospectus:


     Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier than Closing Time on a particular business day. Such notification will be as far in advance as possible.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE